                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

             (Exact name of registrant as specified in its charter)

                             UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)      Identification Number)
Vermont                           001-15985               03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667              (Zip Code)
Morrisville, VT                        05661-0667

Registrant's telephone number, including area code: (802) 888-6600

         (Former name or former address, if changed since last report)
                                 Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

      As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

      On October 24, 2007, Union Bankshares, Inc. mailed its Third Quarter 2007 unaudited Report to Shareholders, a copy of which is furnished with this Form 8-K as Exhibit 99.1, presenting information concerning our results of operations and financial condition for our third quarter ended September 30, 2007 and the declaration of a regular quarterly dividend.

Item 8.01: Other Events

On October 24, 2007, Union Bankshares, Inc. included with its mailing to shareholders of the Third Quarter 2007 Report to Shareholders a letter regarding the planned change in Transfer Agent prior to year end from its subsidiary, Union Bank, to Registrar and Transfer Company of Cranford, New Jersey.

Item 9.01: Financial Statements and Exhibits

      d) Exhibit:

         99.1 Union Bankshares, Inc. Third Quarter Report to Shareholders mailed October 24, 2007 referred to in Item 2.02 of the Report is furnished, not filed; herewith:
         99.2 Letter to Shareholders regarding planned change in Transfer
              Agent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Union Bankshares, Inc.

October 25, 2007                        /s/ Kenneth D. Gibbons
                                        ----------------------------------------
                                        Kenneth D. Gibbons, Chief Executive
                                        Officer


October 25, 2007                        /s/ Marsha A. Mongeon
                                        ----------------------------------------
                                        Marsha A. Mongeon, Chief Financial
                                        Officer

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                                 EXHIBIT INDEX

99.1 Union Bankshares, Inc., Third Quarter Report to Shareholders mailed October 24, 2007.
99.2  Letter to Shareholders regarding planned change in Transfer Agent.